Exhibit 99.1
INDUSTRIAL LOGISTICS PROPERTIES TRUST Q3 2022 201 Exploration DriveMonroe, OH387,000 Square FeetINVESTOR PRESENTATION

INDUSTRIAL LOGISTICS PROPERTIES TRUST

WARNING REGARDING FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever ILPT uses words such as "believe", "expect", "anticipate", "intend", "plan", "estimate", "will", "may" and negatives or derivatives of these or similar expressions, ILPT is making forward-looking statements.

These forward-looking statements are based upon ILPT's present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Forward-looking statements in this presentation relate to various aspects of ILPT's business, including: ILPT's ability to complete its long term financing plan for the acquisition of Monmouth Real Estate Investment Corporation (MNR); ILPT's tenants' ability and willingness to pay their rent obligations; the likelihood that ILPT's tenants will renew or extend their leases or that ILPT will be able to obtain replacement tenants on terms as favorable to ILPT as the terms of its existing leases; ILPT's expectations about its ability and the ability of the industrial and logistics properties real estate sector and its tenants to operate throughout the remainder of the COVID-19 pandemic and current economic conditions; ILPT's belief that the industrial and logistics sector and many of its tenants are critical to sustaining a resilient supply chain and that its business will benefit as a result; ILPT's expectations that e-commerce will continue to stimulate demand for industrial and logistics properties and that strong absorption and rent growth and high occupancy will continue; ILPT's acquisitions or sales of properties; ILPT's ability to compete for acquisitions and tenancies effectively; the likelihood that ILPT's rents will increase when ILPT renews or extends its leases, when it enters new leases, or when its rents reset at its properties in Hawaii; ILPT's ability to pay distributions to its shareholders and to sustain its distribution rate; ILPT's policies and plans regarding investments, financings and dispositions; ILPT's ability to raise debt or equity capital; ILPT's ability to pay interest on and principal of its debt or refinance such debt; ILPT's ability to appropriately balance its use of debt and equity capital; ILPT's ability to expand by selling additional equity interests in its existing, or enter into additional, real estate joint ventures or to attract co-venturers and benefit from its existing joint ventures or any real estate joint ventures it may enter into; whether ILPT may contribute additional properties to its joint ventures and receive proceeds from the other investors in its joint ventures in connection with any such contributions; ILPT's ability to reduce its leverage; ILPT's ability to sell properties for proceeds it targets; the credit qualities of ILPT's tenants; changes in the security of cash flows from ILPT's properties; ILPT's ability to maintain sufficient liquidity; ILPT's ability to prudently pursue, and successfully and profitably complete, expansion and renovation projects at its properties and to realize its expected returns on those projects; ILPT's expectation that it benefits from its relationships with The RMR Group LLC (RMR); ILPT's qualification for taxation as a real estate investment trust (REIT); changes in federal or state tax laws; changes in environmental laws or in their interpretations or enforcement as a result of climate change or otherwise, or ILPT's incurring environmental remediation costs or other liabilities; and the development, redevelopment or repositioning of ILPT's properties.

ILPT's actual results may differ materially from those contained in or implied by its forward-looking statements as a result of various factors, such as the impact of economic conditions, including increasing interest rates, inflation and a possible recession, and the capital markets, on ILPT and its tenants, competition within the real estate industry, particularly for industrial and logistics properties in those markets in which its properties are located, compliance with, and changes to, federal, state and local laws and regulations, accounting rules, tax laws and similar matters, limitations imposed on ILPT's business and its ability to satisfy complex rules in order for ILPT to maintain its qualification for taxation as a REIT for U.S. federal income tax purposes, actual and potential conflicts of interest with ILPT's related parties, including its managing trustees, RMR and others affiliated with them, and acts of terrorism, outbreaks of pandemics, war or other hostilities, further material or prolonged disruption to supply chain, or other manmade or natural disasters beyond its control. ILPT's Annual Report on Form 10-K for the year ended December 31, 2021 and its other filings with the Securities and Exchange Commission (SEC), including under the caption "Risk Factors", identify other important factors that could cause differences from its forward-looking statements. ILPT's filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon ILPT's forward-looking statements. Except as required by law, ILPT does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Notes Regarding Certain Information in this Presentation

This presentation contains industry and statistical data that ILPT obtained from various third party sources. Nothing in the data used or derived from third party sources should be construed as investment advice. Some data and other information presented are also based on ILPT's good faith estimates and beliefs derived from its review of internal surveys and independent sources and its experience. ILPT believes that these external sources, estimates and beliefs are reliable and reasonable, but it has not independently verified them. Although ILPT is not aware of any misstatements regarding the data presented herein, these estimates and beliefs involve inherent risks and uncertainties and are based on assumptions that are subject to change.

Unless otherwise noted, (1) all data presented are as of or for the three months ended September 30, 2022, (2) references to "weighted average" mean a weighted average by annualized rental revenues and (3) references to "annualized rental revenues" mean the annualized contractual rents, as of September 30, 2022, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions, including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants (annualized rental revenues may differ from actual historical rental revenues calculated pursuant to U.S. Generally Accepted Accounting Principles (GAAP)).

Non-GAAP Financial Measures

This presentation contains non-GAAP financial measures including FFO and Normalized FFO Attributable to Common Shareholders, EBITDA, EBITDA*re* , Adjusted EBITDA*re* , NOI and Cash Basis NOI. Calculations of, and reconciliations for these metrics to the closest GAAP metrics, are included in an Appendix hereto. Please refer to Certain Definitions in the Appendix for terms used throughout this presentation.

2

INDUSTRIAL LOGISTICS PROPERTIES TRUST

ILPT AT A GLANCE

U.S. REIT with
413
Industrial & Logistics Properties

60 Million
Rentable Square Feet

99.2%
Occupancy

Located in
39
States

8.9
Years of Weighted Average Remaining Lease Term

78%
Annualized Rental Revenues from Investment Grade Tenants/Subsidiaries or Hawaii Land Leases

30%
Annualized Rental Revenues from FedEx

29%
Annualized Rental Revenues from Properties in Hawaii

Industrial Logistics Properties Trust (Nasdaq: ILPT) is a real estate investment trust, or REIT, focused on owning and leasing high quality distribution and logistics properties that serve the growing needs of e-commerce. More than 75% of ILPT's annualized rental revenues are derived from investment grade tenants, tenants that are subsidiaries of investment grade rated entities or Hawaii land leases.

3

4 INDUSTRIAL LOGISTICS PROPERTIES TRUST 6,442,000 SF 3,565,000 SF RECENT BUSINESS HIGHLIGHTS Full Year 2021 Same Property Cash Basis NOI Rental Rates Leasing Activity +1.2% +1.8% +57.0% +16.9% Weighted Average Lease Term(WALT) 16.1 years 10.2 years Year to Date 2022 Same Property NOI +3.0% +2.2%

INDUSTRIAL LOGISTICS PROPERTIES TRUST

GEOGRAPHIC DIVERSITY WITH A UNIQUE HAWAIIAN FOOTPRINT

Mainland Properties

- 187 industrial and logistics properties located in 38 states.
- 43.0 million square feet that is 99.4% leased with a 6.7 year WALT (by revenue).
- Accounts for 71% of annualized rental revenues.
- Leases typically include fixed rent increases.
- Tenants have invested significantly in improvements.

Hawaii Properties

- 226 well-located properties near Oahu's prime CBD.
- 16.7 million square feet that is 98.6% leased with a 14.6 year WALT (by revenue).
- Accounts for 29% of annualized rental revenues.
- Rents reset to fair market value periodically.
- Location & scarcity of land continues to drive portfolio value.

Location and Number of Properties


1
1
2
2
7
1
1
1
2
5
6
11
3
4
7
1
3
4
2
11
9
5
20
4
6
4
4
8
15
10
6
6
3
5
1
1
3
2
226

Geographic Mix of Annualized Rental Revenues


TN, 2.8%
NC, 2.4%
NJ, 3.4%
TX, 4.2%
GA, 4.8%
FL, 5.0%
SC, 5.2%
IN, 5.6%
OH, 7.1%
HI, 28.5%
29 Other States, 31.0%

5

9 SELECT PORTFOLIO PROPERTIES Burlington, NJ 7307 Rickenbacker Parkway, West Columbus, OH 357,504 Square Feet 310 Dulty’s Lane Burlington, NJ 633,836 Square Feet 4690 Global Avenue NW Concord, NC 330,717 Square Feet Sand Island Industrial Land, Honolulu, HI 48 Buildings and Leaseable Land Parcels Approximate Square Feet: 2,448,000 INDUSTRIAL LOGISTICS PROPERTIES TRUST

INDUSTRIAL LOGISTICS PROPERTIES TRUST

STRONG CREDIT QUALITY AND DIVERSIFIED TENANT BASE

More than 75% of annualized rental revenues are derived from investment grade tenants/subsidiaries or from secure Hawaii land leases.

Tenant Credit Characteristics
% of Annualized Rental Revenue


Other Unrated or Non-Investment Grade: 21.9%
Investment Grade Rated: 20.4%
Other Leased Hawaii Lands: 18.9%
Subsidiaries of Investment Grade Rated Parent Entities: 38.8%

	Top 15 Tenants	% of Total Annualized Rental Revenues
1	FedEx Corporation	29.6%
2	Amazon.com, Inc.	6.8%
3	The Home Depot, Inc.	4.4%
4	United Parcel Service	1.6%
5	Restoration Hardware, Inc.	1.5%
6	Servco Pacific, Inc.	1.4%
7	American Tire Distributors, Inc.	1.3%
8	TD SYNNEX Corporation	1.1%
9	Monarch Beverage	1.0%
10	Berkshire Hathaway Inc.	1.0%
11	Mercedes-Benz Group AG	1.0%
12	Autoneum Holding AG	0.9%
13	Techtronic Industries Company Limited	0.9%
14	Beacon Holding, Inc.	0.9%
15	Ulta Beauty, Inc.	0.9%
	Total	54.3%

7

INDUSTRIAL LOGISTICS PROPERTIES TRUST

HIGH QUALITY INDUSTRIAL PROPERTIES

Highly functional industrial properties leased to tenants in thriving industries and well located Hawaii land. Approximately 90% of Mainland rental revenues are generated by logistics facilities.

Tenant Industry Type	% of Portfolio
Transportation & Shipping	35.9
Construction & Building Materials	10.7
Automotive	9.2
Food and Beverage	8.7
E-Commerce	7.5
Other	7.0
Real Estate & Financial	5.3
Wholesale Trade	4.5
Commercial & Electronic Equipment	2.6
Manufacturing	2.2
Paper & Packaging	1.8
Technology & Communications	1.6
Furniture	1.5
Energy	1.5
Total	**100%**

Property Type
% of Annualized Rental Revenue


Light Manufacturing: 6%
Ground Lease: 29%
Warehouse & Distribution: 65%

8

INDUSTRIAL LOGISTICS PROPERTIES TRUST 9 SELECT PORTFOLIO PROPERTIES 7307 Rickenbacker Parkway, West Columbus, OH 357,504 Square Feet 510 John Dodd Road Spartanburg, SC 1,015,740 Square Feet 101 North Campus Drive Imperial, PA 125,860 Square Feet INDUSTRIAL LOGISTICS PROPERTIES TRUST 3800 Midlink Drive Kalamazoo, MI 158,497 Square Feet 4000 Principio Parkway North East, MD 1,194,744 Square Feet

INDUSTRIAL LOGISTICS PROPERTIES TRUST

PROACTIVE ASSET MANAGEMENT AND LEASING

Leasing Activity


25.1%
3.3
20.1%
2.6
16.7%
3.0
16.9%
3.6
57.0%
6.4
2018
2019
2020
2021
YTD 2022
Total Leasing (msf)
Rent Roll-Up

Lease Expirations

% Total Annualized Rental Income Expiring


1.0%
5.3%
7.8%
6.6%
5.4%
12.4%
8.1%
4.0%
49.4%
2022
2023
2024
2025
2026
2027
2028
2029
2030+

Trailing Twelve Months Completed Activity

8.0 Million SF
New and renewal leasing and rent resets

44.9%
Roll up in rent

Leasing Pipeline

36
Transactions

3.6 Million
Total Square Feet

1.4 Million
Square Feet in Advanced Stages of Negotiation

10

11 INDUSTRIAL LOGISTICS PROPERTIES TRUST STABLE CASH FLOWS FROM LONG TERM LEASES1.Resetting leases are shown both in the year of the next reset and in their year of expiration. Proactively engaging tenants in early renewal discussions to take advantage of industry tailwinds.Approximately 20% of annualized rental revenueis set to expireby the end of 2025. Number of Leases Expiring/Resetting12 39 52 34 26 38 27 25 22 17 139 Rental Sq. Ft. Expiring/Resetting (000's)594 3,516 5,047 4,950 3,678 8,879 4,876 6,735 4,0222,19620,263 Annualized Rental Revenues Expiring/Resetting ($ in 000's)$4,210 $24,402 $33,973 $28,513 $24,015 $52,825 $34,085 $24,775 $24,062 $26,113 $166,129 1.0%5.5%7.7%6.4%5.4%11.9%7.7%5.6%5.4%5.9%37.5% $0$25,000$50,000$75,000$100,000$125,000$150,000$175,0002022202320242025202620272028202920302031ThereafterThousandsAnnualized Rental Revenues Resets/Expirations(1) Lease Expirations Hawaii Resets

12 INDUSTRIAL LOGISTICS PROPERTIES TRUST INDUSTRIAL REAL ESTATE FUNDAMENTALS REMAIN STRONG Robust demand for industrial and logistics properties will enable owners like ILPT to maintain high occupancy rates and increase rents.•U.S. industrial REIT sector has benefited from strong secular demand driven by e-commerce growth, supply chain optimization and evolving consumer buying preferences.•Net absorption and rent growth are trending above historical averages.1. Source: CBRE ResearchU.S. Industrial Net Absorption(1)U.S. Industrial Net Asking Rent(1) 020406080100120140Q4 '16Q2 '17Q4 '17Q2 '18Q4 '18Q2 '19Q4 '19Q2 '20Q4 '20Q2 '21Q4 '21Q2 '22 Net Absorption (msf) Net Absorption Average 0.0%4.0%8.0%12.0%16.0%Q4 '16Q2 '17Q4 '17Q2 '18Q4 '18Q2 '19Q4 '19Q2 '20Q4 '20Q2 '21Q4 '21Q2 '22Growth Year-over-Year Rent Growth Average

13 INDUSTRIAL LOGISTICS PROPERTIES TRUST $0$100$200$300$400$500$600$700$800$900$1,000 11' 12' 13' 14' 15' 16' 17' 18' 19' 20' 21' GROWTH IN E-COMMERCE DRIVING INCREMENTAL INDUSTRIAL DEMAND E-commerce will continue to drivedemand for industrial and logistics properties, support rent growth and sustain a favorable investment environment.1. Source: U.S. Census Bureau($B)($B) U.S. E-Commerce Sales(1)U.S. Retail Sales Composition &E-Commerce as a % of Total(1) 0.0%2.0%4.0%6.0%8.0%10.0%12.0%14.0%16.0%$0$1,000$2,000$3,000$4,000$5,000$6,00011'12'13'14'15'16'17'18'19'20'21' In-Store Sales Online Sales % Online

INDUSTRIAL LOGISTICS PROPERTIES TRUST

STRONG FUNDAMENTAL BACKDROP DROVE 2022 TRANSFORMATIVE ACQUISITION

Industry Tailwinds

- E-commerce Growth
- Supply Chain Optimization
- Reshoring & "Just-in-Case" Inventory Models
- Population Migration

Monmouth (MNR) Acquisition

+ Closed on February 25, 2022.
+ Added 125 Class A, e-commerce focused assets.
+ Increased exposure to key components of the supply chain (FedEx and Amazon represent ~60% of revenue).
+ Expanded relationships with tenants seeking expansion opportunities.
+ Increased exposure to Sunbelt states.

DEBT SUMMARY15 Secured Floating Rate Debt$1.2BJV Secured Floating Rate Debt$1.4BSecured Fixed Rate Debt$1.7B $5.5$22.4$2,658.3$24.1$25.0$1,560.5202220232024202520262027+INDUSTRIAL LOGISTICS PROPERTIES TRUST Key Facts Debt Maturity Total Consolidated Debt Current Estimated Quarterly Interest Expense Run-Rate•Total consolidated debt of $4.3 billion. •Weighted average debt maturity term of 4.4 years.•Weighted average interest rate on debt of 5.3%.•No material debt maturities until 2027, including extension options.•Consolidated net debt to annualized EBITDAreof 13.7x.1. Includes $2.635B of loans that mature in 2024, subject to three one-year extension options, subject to meeting certain conditions.($ in Millions)($ in Millions)2. Assumes short term interest rates remain at or above the strike rate on ILPT interest rate caps.(1)3. Represents the amortization of the premium we paid to acquire our interest rate caps over their terms in accordance with GAAP. Cash Interest Expense (2) $59.5 Non -Cash Deferred Finance Fee Amortization 6.9 Non -Cash Interest Rate Cap Amortization (3) 6.3 Total estimated quarterly interest expense run -rate $72.7Note: Table above includes principal payments of our amortizing loans.

16 OPPORTUNITIES TO IMPROVE BALANCE SHEET AND REDUCE LEVERAGE Organic Growth Dispositions Joint Ventures •Relaunch the marketing campaign of the 30 properties previously identified for disposition.•Resume discussions with potential partners for an equity interest in Mountain Industrial JV.•Explore additional joint venture opportunities with properties where fixed debt is in place. •Continue to capture rental rate growth through mark to market leasing and expanded tenant relationships.

17 JOINT VENTURES $11.3 Million $27.9 Million Mountain Industrial REIT LLC 22%/ 78% Number of Properties Square Feet EBITDAre1 61% / 39% 18 94 11,726,000 SF 20,981,000 SF ILPT/JV Ownership The Industrial Fund REIT LLCRaise capital at property net asset value.Grow relationships with new and existing investors.Target opportunistic acquisitions. INDUSTRIAL LOGISTICS PROPERTIES TRUST1. Three months ended September 30, 2022.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

MANAGED BY THE RMR GROUP LLC, AN ALTERNATIVE ASSET MANAGER

The RMR Group LLC	RMR Managed Companies
More than **$37.0 Billion** in AUM	Approximately **$12 billion** in Annual Revenues
Over **600** CRE Professionals	**2,100** Properties
More than **30** Offices Throughout the U.S.	Over **38,000** Employees

RMR's Operations Include:

Financial Services:	Real Estate Services:	Business Services:
Accounting	Acquisitions/ Dispositions	Administration
Capital Markets	Asset Management	Human Resources
Compliance/ Audit	Construction/ Development	Information Technology (IT)
Finance/ Planning	Engineering	Investor Relations
Treasury	Leasing	Marketing
Tax	Property Management	Legal/ Risk Management

National Multi-Sector Investment Platform

OFFICE | INDUSTRIAL | GOVERNMENT | MEDICAL OFFICE | LIFE SCIENCE | SENIOR LIVING | HOTELS | SERVICE RETAIL

18

INDUSTRIAL LOGISTICS PROPERTIES TRUST

MANAGEMENT ALIGNED WITH SHAREHOLDER INTERESTS

Key Terms of Management Agreements

- Base Business Management Fee: 0.5% multiplied by the lower of (i) gross historical cost or (ii) average market capitalization.(1)
- Property Management Fees: 3% of gross collected rents and 5% of construction costs.
- Incentive Management Fee: 12% of the outperformance of our total return per share compared to the MSCI U.S. REIT/Industrial REIT Index over a three year period multiplied by equity market capitalization.(2)(3)

Alignment of Interests

- If ILPT's stock price goes up and its total market cap exceeds its historical cost of real estate; RMR base management fee is capped at 50 bps of historical cost of real estate.
- If ILPT's stock price goes down and its historical cost of real estate exceeds its total market cap; RMR gets less base management fee (50 bps on equity market cap plus debt).
- Incentive fee structure keeps RMR focused on increasing total shareholder return.
- Members of RMR senior management are holders of ILPT stock, some subject to long term lock up agreements.
- ILPT shareholders have visibility into RMR, a publicly traded company.
- ILPT benefits from RMR's national footprint and economies of scale of $38.0 billion platform.

1. The first $250 million of growth is subject to a fee based on 0.7%.
2. We amended our business management agreement with RMR so that the MSCI U.S. REIT/Industrial REIT Index is used for periods beginning on and after August 1, 2021, with the SNL U.S. REIT Industrial Index used for the periods prior to August 1, 2021. This change of index was due to S&P Global ceasing to publish the SNL U.S. REIT Industrial Index.
3. The measurement periods are generally three year periods ending with the year for which the incentive management fee is being calculated. The actual amount of annual incentive fees for 2022, if any, will be based on the three year period ending December 31, 2022.

20

INDUSTRIAL LOGISTICS PROPERTIES TRUST

A WINNING TRADITION

RMR RECOGNITION

- Fortune Magazine's **Fastest Growing Companies** ranked 75th 2019
- IREM **Real Estate Management Excellence Award (REME)** for Leadership & Development 2019
- **Women on Boards**; Winning Organization 2020
- Commercial Property Executive **Top Commercial Property Managers**; ranked 9th 2020
- Boston Globe's **Top Places to Work**; 2020 & 2021
- Boston Business Journal **Middle Market Leader** 2020, 2022
- GlobeSt. Real Estate Forum's **Best Places to Work** 2022

SUSTAINABILITY

EPA'S **ENERGY STAR Partner of the Year** 2019 - 2022. 70 properties with EPA **ENERGY STAR** certifications

60 properties with **BOMA** designations. Ranked **#2** for portfolio with most designations

56 properties with **LEED** designations

To find out more about RMR's highlights, insights and accomplishments please visit The RMR Group's annual Sustainability Report.

21

22 Q3 2022 201 Exploration DriveMonroe, OH387,000 Square FeetINVESTOR PRESENTATIONTwo Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458 ILPTREIT.COM